Exhibit 10.1
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                                    AGREEMENT

     This Agreement is made as of the 31st day of August 2005, by and between ATC HEALTHCARE, INC., a Delaware corporation with its principal executive offices located at 1983 Marcus Avenue, Suite E122, Lake Success, New York 11042 (the "Company") and each of the following parties, STUART SAVITSKY, an individual with a principal residence located at 961 South End, Woodmere, New York 11598, SHABSI SCHREIER, an individual with a principal residence located at 342 Grant Avenue, Woodmere, New York 11598, and STEVEN WIENER, an individual with a principal residence located at 520 Cedarwood Drive, Cedarhurst, New York 11516 (each sometimes referred to as, a "Noteholder" and collectively as, the "Noteholders").

                                   WITNESSETH:

     WHEREAS, each of Stuart Savitsky, Shabsi Schreier and Steven Wiener previously sold assets to the Company and received certain debt obligations as partial consideration for such asset sale and which debt obligations are currently evidenced by Subordinated Promissory Notes of the Company's subsidiaries, ATC Healthcare Services, Inc. and ATC Staffing Services, Inc., dated April 22, 2005, each in the principal amount of Two Million Seven Hundred Thousand Dollars ($2,700,000), for an aggregate principal amount of Eight Million One Hundred Thousand Dollars ($8,100,000) (each a "Note" and collectively, the "Notes"); and

     WHEREAS, the Company has established a grantor trust (the "Trust") under that certain Grantor Trust Agreement dated as of an even date herewith by and between the Company and David J. Hirsch, as Trustee (the "Trust Agreement"), a copy of which is attached as Exhibit A hereto, pursuant to which the Company has issued, or will issue, a total of Four Thousand Fifty (4,050) shares (the "Trust Shares") of its newly created 5% Convertible Series B Preferred Stock (the "Series B Preferred Stock"), with such Series B Preferred Stock being held under the Trust (a copy of the Certificate of Designation for such Series B Preferred Stock is attached as Exhibit B hereto), subject to the claims of Company's creditors in the event of Company's Insolvency, as defined in the Trust Agreement, until any such shares of Series B Preferred Stock are released by the Trust for the Company to issue appropriate certificates in the name of each Noteholder and/or their respective beneficiaries in a manner and at times as specified this Agreement, the Trust and the Certificate of Designation for the Series B Preferred Stock that the Company filed with the Secretary of State of the State of Delaware; and

     WHEREAS, it is the intention of the parties that the Trust shall constitute an unfunded arrangement and shall not affect the status of the Company's unfunded promise in this Agreement that is maintained for the purpose of providing installment payments in consideration of the Noteholders previous sale of assets to the Company;

     NOW, THEREFORE, the parties agree as follows:

     1.   Cancellation of Debt.

     (a) Subject to the terms and conditions of this Agreement, each of the Noteholders agrees that the Subordinated Note, or Subordinated Notes, that are made payable to each such Noteholder, including all principal and any accrued interest thereon, are hereby cancelled and of no further force and effect, in exchange for the Company's unfunded promise to issue a total of One Thousand Three Hundred Fifty (1,350) shares of it Series B Preferred Stock to each Noteholder in certain installments as more fully provided in the Trust Agreement and an amount equal to any dividends declared and paid on that Series B Preferred Stock to the extent that the Trust is the record holder for the dividends.

     (b) The Company agrees that upon the release of any of the Trust Shares to the Noteholders under the Trust Agreement, it will issue appropriate stock certificates in the name of each Noteholder evidencing the requisite number of shares of its Series B Preferred Stock that are being released and issued to each Noteholder at such release date. Under the terms of the Trust, the Company shall direct Trustee to release Trust Shares to each Noteholder as follows: 166 shares on the third anniversary of the initial issuance of the Trust Shares to the Trust by the Company (the "Initial Issuance"), 83 shares on the fourth anniversary of the Initial Issuance, 166 shares on the fifth anniversary of the Initial Issuance, 83 shares on the sixth anniversary of the Initial Issuance and 166 shares on the seventh anniversary of the Initial Issuance. All of the Trust Shares remaining in the trust will be released in equal amount to each Noteholder on the earlier of (a) the time immediately prior to the occurrence of a Change of Control (as such term is defined in the Trust Agreement) of the Company or (b) the tenth anniversary of the Initial Issuance.

     (c)  Notwithstanding the scheduled releases,

     (i) if the Company redeems any Trust Shares, the Company shall pay to each Noteholder an amount equal to one-third (1/3rd) of the redemption proceeds, payable on or about the time of the redemption payments to the Trust, and to the extent of any such payments by the Company to the Noteholders, any scheduled future releases of Series B Preferred Stock to the Noteholder shall first be reduced by one-third (1/3rd) of the number of Trust Shares redeemed; and further

     (ii) if the Internal Revenue Service makes a final determination to treat a Noteholder as having made a disposition of his installment obligations or otherwise challenges the Noteholder's continued deferral of capital gain income from his previous sale of assets from which the Note derived and any such final determination or other challenge by the Internal Revenue Service is upheld if contested, the Company shall direct the immediate release to such Noteholder of any remaining Series B Preferred Stock held by the Trust for the benefit of that Noteholder.


     (d) The Company shall also distribute to each Noteholder an amount equal to any dividends declared and paid on the total of One Thousand Three Hundred Fifty (1,350) shares of Series B Preferred Stock to be released to each Noteholder but limited to the extent that the Trust is still the record holder of those shares.

     2. Lost Debt Instrument. The Subordinated Notes are attached hereto, or, in the alternative, each of the Noteholders represents as follows:

     (i)  The Noteholder is the lawful owner,  and is entitled to possession and
          legal  and  beneficial   ownership,   of  the  Subordinated   Note  or
          Subordinated Notes evidencing the Debt (each a "Lost Note");

     (ii) The Noteholder has made a diligent search for the Lost Note(s) and has been unable to find or recover the Lost Note(s). The Noteholder has not sold, assigned, pledged, transferred, deposited under any agreement, hypothecated, endorsed or otherwise disposed of the Lost Note(s) or signed any power of attorney or other authorization with respect to the same that is outstanding or in force; and no person, firm, corporation, agency or government, other than the Noteholder, has asserted any right, title, agreement, equity or interest in, to or respecting the Lost Note(s);

     (iii) These representations and agreements are made for the purpose of inducing the Company to refuse to recognize any person other than the undersigned as the owner of the Lost Note(s) and to refuse to take any action regarding the Lost Note(s) pursuant to the request or demand of any person other than the Noteholder, and to treat the Lost Note(s) as canceled;

     (iv) In the event the Noteholder shall find or recover the Lost Note(s), the Noteholder hereby covenants and agrees to immediately surrender the same to the Company for cancellation without further consideration; and

     (v) The Noteholder hereby agrees to indemnify and hold harmless the Company and its officers and any subsequent transferees of the indebtedness evidenced by the Lost Note(s) from and against any and all loss, liability, damage and expense in connection with any claim that the Lost Note(s) continues to be outstanding obligations of the Company from and after the date of this Agreement.

     3.   Company's  Representations and  Warranties.   The  Company  makes  the
following representations and warranties to each of the Noteholders as of the date hereof:

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) All corporate action on the part of the Company and its officers, directors and stockholders necessary for the execution, delivery and performance of this Agreement and the authorization, issuance and delivery of the Series B Preferred Stock pursuant to this Agreement and the Trust Agreement has been taken.

     (c) Any shares of the Company's Class A Common Stock, $.01 par value per share, ("Common Stock") issued upon the conversion of the Series B Preferred Stock shall be duly and validly issued, fully paid and non-assessable.

     (d) The Company is not in violation of any applicable statute, rule or regulation adopted, enacted or promulgated by any government or governmental authority, except where any such violation would not have an adverse effect on the consummation of the transactions contemplated by this Agreement or a material adverse effect on the Company's business or financial condition.

     (e) Neither execution or delivery of this Agreement by the Company nor consummation of the transactions contemplated hereby will (i) violated or conflict with the certificate of incorporation or by-laws of the Company, (ii) violate any provisions of law applicable to the Company or (iii) violate, conflict with or result in a breach of or default under any contract, instrument or other agreement to which the Company is a party or any governmental or judicial order or decree applicable to the Company.

     4. Noteholders' Representations and Warranties. By executing this Agreement, each Noteholder makes the following representations, declarations and warranties to the Company as of the date hereof, with the intent and understanding that the Company will rely thereon:

     (a) All documents, records and books relating to such Noteholder's investment in the Series B Preferred Stock and the Company, to the extent created under the Trust, requested by such Noteholder have been made available or delivered to such Noteholder, and all questions of such Noteholder relating to said investments have been answer by the Company.

     (b) The Noteholder understands that the Series B Preferred Stock and the shares of Common Stock issuable upon conversion of the Series B Preferred Stock (the "Securities") are speculative investments that involve a high degree of risk of loss by the Noteholder of part or all of his investment herein.

     (c) The Noteholder has been offered the opportunity to ask questions of appropriate officers of the Company with respect to its business and affairs, and such officers have answered all such questions to his satisfaction.

     (d) The Noteholder's acceptance the Securities is being made for his own account for investment purposes only and with no intention of immediate distribution.

     (e) The Noteholder has the requisite knowledge and experience in financial and business matters to enable him to evaluate the merits and risks of an investment in the Securities.

     (f) The Noteholder is aware that the Securities are "restricted securities" with the meaning of that term under Rule 144 of the rule promulgated under the Act ("Rule 144"), that the Securities will be subject to the resale restrictions of Rule 144 and the Act (unless another exemption for sale is available under the Act), and that, if he is at any time deemed to be an "affiliate" of the Company, the Securities will be subject to the additional resale restrictions under Rule 144 applicable to affiliates.

     (g) The Noteholder is aware that until the Securities are registered under the Act, he may be unable to liquidate his investment in the Securities despite a need to do so.

     (h) The Noteholder is aware that the Securities will bear a legend conditioning the transfer of the Securities upon, among other things, the receipt by the Company of a satisfactory opinion to the effect that any proposed transfer of the Securities is exempt from registration under the Act.

     5. Registration Rights. The Company and each of the Noteholders shall concurrently herewith execute and deliver a Registration Rights Agreement dated as of an even date herewith, a copy of which is attached as Exhibit C hereto.

     6. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of New York.

     7. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and, all of which, taken together, shall be deemed one and the same instrument.

     8. Persons Bound. This Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Noteholder who executes this Agreement and his respective heirs, executors, administrators, successors and assigns.

     9. Entire Agreement. This Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

     10. Assignability. Each Noteholder acknowledges that he may not assign any of his rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

     11. Release of Liens. The Company is authorized (a) to mark and treat the Subordinated Notes as "Cancelled," and any and all rights of the Noteholders arising under the Subordinated Notes and any documents evidencing or securing the Subordinated Notes are extinguished aand (b) to file Uniform Commercial Code ("UCC") termination statements terminating all Noteholders' UCC Financing Statements against the Company or any of its subsidiaries and any and all other releases and mortgage satisfactions, releasing all liens granted by the Company or its subsidiaries to the Noteholders. Each Noteholder further agrees to deliver to the Company any release, termination statement or reassignment document which the Company, in its reasonable discretion, believes is necessary to release any liens held by the Noteholder in the property of the Company or its subsidiaries, and any other document the Company may reasonably request to effectuate or confirm the agreements set forth in this Agreement.

     12. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

     13.  Interpretation.

          13.1 When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

          13.2 Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.


            [INTENTIONALLY LEFT BLANK -- NEXT PAGE IS SIGNATURE PAGE]

                            NOTEHOLDER SIGNATURE PAGE


     The undersigned, desiring to cancel the Debt in exchange for a promise by the Company to issue its Series B Preferred Stock to the Trust for further issuance to the Noteholder in accordance with the provisions of this Agreement and the Trust Agreement, acknowledges that he has received and understands the terms and conditions of the Agreement and Trust Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

     IN WITNESS WHEREOF, the undersigned has hereby executed this Agreement as of the date set forth below.


Signature:
                                       -----------------------------------------


Print Name:                            STUART SAVITSKY
                                       -----------------------------------------

Date:
                                       -----------------------------------------

Residence or Mailing Address:          961 South End, Woodmere, NY  11598
                                       -----------------------------------------

Telephone Numbers (include Area Code):
                                       -----------------------------------------
                                       Business:            Home:
Social Security or Taxpayer
     Identification Number(s):
                                       -----------------------------------------
Mailing Address for Correspondence
     from the Company:
                                       -----------------------------------------

                                       -----------------------------------------

                            NOTEHOLDER SIGNATURE PAGE


     The undersigned, desiring to cancel the Debt in exchange for a promise by the Company to issue its Series B Preferred Stock to the Trust for further issuance to the Noteholder in accordance with the provisions of this Agreement and the Trust Agreement, acknowledges that he has received and understands the terms and conditions of the Agreement and Trust Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

     IN WITNESS WHEREOF, the undersigned has hereby executed this Agreement as of the date set forth below.


Signature:
                                       -----------------------------------------

Print Name:                            SHABSI SCHREIER
                                       -----------------------------------------

Date:
                                       -----------------------------------------

Residence or Mailing Address:          342 Grant Avenue, Woodmere, NY  11598
                                       -----------------------------------------
Telephone Numbers (include Area Code):
                                       -----------------------------------------
                                       Business:            Home:
Social Security or Taxpayer
     Identification Number(s):
                                       -----------------------------------------
Mailing Address for Correspondence
     from the Company:
                                       -----------------------------------------

                                       -----------------------------------------

                            NOTEHOLDER SIGNATURE PAGE


     The undersigned, desiring to cancel the Debt in exchange for a promise by the Company to issue its Series B Preferred Stock to the Trust for further issuance to the Noteholder in accordance with the provisions of this Agreement and the Trust Agreement, acknowledges that he has received and understands the terms and conditions of the Agreement and Trust Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

     IN WITNESS WHEREOF, the undersigned has hereby executed this Agreement as of the date set forth below.


Signature:
                                       -----------------------------------------

Print Name:                            STEVEN WEINER
                                       -----------------------------------------

Date:
                                       -----------------------------------------
Residence or Mailing Address:          520 Cedarwood Drive, Cedarhurst, NY 11516
                                       -----------------------------------------

Telephone Numbers (include Area Code):
                                       -----------------------------------------
                                       Business:            Home:
Social Security or Taxpayer
     Identification Number(s):
                                       -----------------------------------------
Mailing Address for Correspondence
from the Company:
                                       -----------------------------------------

                                       -----------------------------------------

                       ATC HEALTHCARE, INC. SIGNATURE PAGE

     The undersigned, as a representative of the Company, acknowledges that he has received an executed copy of this Agreement along with the original Subordinated Note or Notes, or affidavit of lost note from each of the Noteholders executing this Agreement and that the Company does hereby agree to all the terms and conditions contained therein.

     IN WITNESS WHEREOF, the undersigned has hereby executed this Agreement as of this _____ day of August 2005.


                                            ATC HEALTHCARE, INC.



                                            By:
                                               ---------------------------------
                                               Andrew C. Reiben,
                                                Senior Vice President

                                    Exhibit A

  Grantor Trust Agreement executed and delivered by the Company and the Trustee
  -----------------------------------------------------------------------------


                                  See Attached

                                    Exhibit B

    Certificate of Designation of 5% Convertible Series B Preferred Stock of
    ------------------------------------------------------------------------
       ATC Healthcare, Inc. filed with the Secretary of State of Delaware
       ------------------------------------------------------------------


                                  See Attached

                                    Exhibit C


   Registration Rights Agreement executed and delivered by the Company and the
   ---------------------------------------------------------------------------
                                  Noteholders
                                  -----------


                                  See Attached